Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of K-Tron International, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward B. Cloues, II, Chairman of the Board of Directors and Chief Executive Officer of the Company, and I, Ronald R. Remick, Senior Vice President, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EDWARD B. CLOUES, II	RONALD R. REMICK

Edward B. Cloues, II	Ronald R. Remick
Chairman and Chief Executive Officer	Senior Vice President, Chief Financial Officer and Treasurer
Date: August 7, 2007	Date: August 7, 2007